Receivables, Net (Tables)	12 Months Ended
Apr. 28, 2018
Receivables

Receivables represent customer, private and public institutional and government billings, credit/debit card, advertising, landlord and other receivables due within one year as follows:

	April 28, 2018	April 29, 2017
Trade accounts	$19,446	$16,189
Credit/debit card receivables	22,564	25,136
eBook settlement receivable (see Note 21)	452	2,478
Other receivables	22,100	23,491

Total receivables, net	$64,562	$67,294